UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 20, 2025
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

At a meeting of the Board of Directors (the “Board”) of Enterprise Financial Services Corp (the “Company”) held on February 20, 2025, the Board determined the slate of directors to be nominated for re-election at the Company’s upcoming 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The slate approved by the Board is based on consideration of the ongoing work of the Board and the Company’s Nominating & Governance Committee (the “Committee”) in connection with its evaluation of Board size, expansion of Board skills and experiences and long-term strategic planning for the Company and its Board. Considerations included, without limitation, the Company’s strategic and operational priorities, the background and expertise of our current directors, anticipated retirements in accordance with the Company’s Non-Management Director Retirement Plan (and offers to accelerate certain of those retirements), and other offers not to stand for re-election to facilitate and support the Board’s governance strategic planning objectives.

Accordingly, Robert E. Guest, Jr., James M. Havel, Daniel A. Rodriguez and Eloise E. Schmitz will not stand for re-election at the Annual Meeting and their terms as directors of the Board will end when their respective terms expire as of the Annual Meeting. Also as of the Annual Meeting, Messrs. Guest, Havel and Rodrigues and Ms. Schmitz will further cease to be members of the Board of Directors of the Company’s subsidiary, Enterprise Bank & Trust.
In accordance with the Company’s Amended and Restated Bylaws, effective as of the Annual Meeting, the size of the Board will be reduced from fifteen (15) to eleven (11).

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1        Press Release dated February 21, 2025.
104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	February 21, 2025	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer